UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014

GLOBAL BRASS AND COPPER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35938	06-1826563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 N. Martingale Road Suite 1050 Schaumburg, IL		60173
(Address of principal executive offices)		(Zip Code)

(847) 240-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2014, Global Brass and Copper Holdings, Inc. announced the promotion of William G. Toler to become the President of GBC Metals, LLC (d/b/a Olin Brass). He will replace John J. Wasz, President, Chief Executive Officer and Chief Operating Officer of Global Brass and Copper Holdings, Inc., who previously held this role. Mr. Wasz will continue in his role as President, Chief Executive Officer, Chief Operating Officer, and a member of the board of directors of Global Brass and Copper Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

Date: December 19, 2014	By:	/s/ Robert T. Micchelli
	Name:	Robert T. Micchelli
	Title:	Chief Financial Officer

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